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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 29, 2000


                          ACCREDITED HOME LENDERS, INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


----------------------------   ----------------  -------------------------------
        CALIFORNIA                333-07219                33-0426859
    -------------------          -----------               ----------
(State or Other Jurisdiction   (Commission File  (I.R.S. Employer Identification
    of Incorporation)                Number)                      No.)


      ATTENTION: GENERAL COUNSEL                              92128
       15030 AVENUE OF SCIENCE                              ---------
             SUITE 100                                      (Zip Code)
            SAN DIEGO, CA
---------------------------------------
(Address of Principal Executive Offices)


        Registrant's telephone number, including area code (858) 676-2100
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                                    NO CHANGE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Notes and the Mortgage Loans

          Accredited Home Lenders, Inc. (the "Registrant") has registered issuances of an aggregate of up to $500,000,000 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-07219) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Accredited Mortgage Loan Trust 2000-1, a Delaware business trust, issued $173,476,000 in aggregate principal amount of its Accredited Mortgage Loan Asset-Backed Notes, Series 2000-1 (the "Notes") on February 29, 2000 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

          The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as EXHIBIT 4.1, dated as of February 1, 2000, between the Trust and Norwest Minnesota Bank, National Asssociation, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes evidence indebtedness of the Trust and consist of two classes, the Class A-1 Notes (the "Class A-1 Notes") and the Class A-2 Notes (the "Class A-2 Notes"). Also issued, but not offered by the Trust are the Trust Certificates (the "Trust Certificates") eveidencing the ownership interest in the Trust.

          The primary assets of the Trust will consist of two groups of residential mortgage loans. One group contains first or second lien fixed-rate mortgage loans and relates primarily to the Class A-1 Notes. The other group contains first lien adjustable-rate mortgage loans and relates primarily to the Class A-2 Notes. The Class A-1 Notes have an aggregate principal amount of $53,047,000 and a fixed interest rate of 7.94% per annum. The Class A-2 Notes have an aggregate principal amount of $120,429,000 and a variable interest rate.

                                       2
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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          1.1 Underwriting Agreement, dated February 24, 2000, between Accredited Home Lenders, Inc. and Lehman Brothers Inc.

          4.1 Indenture, dated as of February 1, 2000, among Accredited Mortgage Loan Trust 2000-1, a Delaware business trust acting through its owner trustee, and Norwest Bank Minnesota, National Association, as indenture trustee.

          4.2 Trust Agreement, dated as of February 1, 2000, between Accredited Home Lenders, Inc. and Wilmington Trust Company, as Owner Trustee.

          8.1 Opinion of Brown & Wood LLP regarding tax matters, dated as of February 24, 2000.

          10.1 Sale and Servicing Agreement, dated as of February l, 2000, among Accredited Home Lenders, Inc., as Sponsor and as Master Servicer, Accredited Mortgage Loan Trust 2000-1, as Issuer, Advanta Mortgage Corp. USA, as Backup Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee.

                                       3
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACCREDITED HOME LENDERS, INC.


                                       By: /s/ RAY W. MCKEWON
                                          -----------------------------
                                          Name:  Ray W. McKewon
                                          Title:  Senior Vice President


Dated:  April 5, 2000


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                                  EXHIBIT INDEX

          1.1 Underwriting Agreement, dated February 24, 2000, between Accredited Home Lenders, Inc. and Lehman Brothers Inc.

          4.1 Indenture, dated as of February 1, 2000, among Accredited Mortgage Loan Trust 2000-1, a Delaware business trust acting through its owner trustee, and Norwest Bank Minnesota, National Association, as indenture trustee.

          4.2 Trust Agreement, dated as of February 1, 2000, between Accredited Home Lenders, Inc. and Wilmington Trust Company, as Owner Trustee.

          8.1 Opinion of Brown & Wood LLP regarding tax matters, dated as of February 24, 2000.

          10.1 Sale and Servicing Agreement, dated as of February l, 2000, among Accredited Home Lenders, Inc., as Sponsor and as Master Servicer, Accredited Mortgage Loan Trust 2000-1, as Issuer, Advanta Mortgage Corp. USA, as Backup Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee.